December 2, 2014 CDI Acquisition of Big Fish Games

Forward-Looking Statements This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land- based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois, Louisiana and Ohio racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; 2

Forward-Looking Statements (cont’d) costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price. 3

CDI announced that it intends to acquire Big Fish Games

Big Fish at a glance

- Founded in 2002 by Stanford business school grad Paul Thelen, Big Fish is one of the world's largest producers and distributors of casual games, delivering entertainment to millions of people worldwide
- Through its mobile and online distribution platforms, Big Fish has distributed more than 2.5 billion games from a growing library of unique mobile and PC games to customers in 150 countries
- Big Fish Games has emerged as a #4 top-grossing mobile (both iOS and Android) publisher worldwide with a portfolio that includes the #1 mobile social casino on iOS and #2 on Google Play[1]

By the Numbers

- 3,950+ games (3,500+ PC games; 450+ mobile games)
- ~560 total employees in Seattle, WA (HQ); Oakland, CA and Luxembourg
- ~1.15 million quarterly average paying users

Source: Big Fish Games, Inc., quarterly avg. paying users based on Q3 2014 consolidated

Big Fish Casino


Casino

Gummy Drop!



Midnight Castle



Fairway Solitaire



[1] According to App Annie as of October 2014

4

CHURCHILL DOWNS

CDI will pay $485 million upfront and up to $350 million in an earn-out

Transaction structure

Consideration	■ Upfront consideration: $485 million, on a debt-free, cash-free basis • ~$392 million in cash and ~$15 million in CHDN stock at closing; ~$79 million paid over three years • Represents ~8.5x multiple on 3Q 2014 LTM Adjusted EBITDA of $57.3 million • Adjusted EBITDA includes an adjustment for change in deferred revenue ■ Earn-out consideration: maximum of $350 million based on 2015 Adjusted EBITDA performance • Equal to 2015 Adjusted EBITDA less base value of $51.2 million multiplied by 9x • For purposes of earn-out calculation, 2015 Adjusted EBITDA is reduced by subtracting expected costs associated with the change in deferred revenue • Paid in 1Q 2016 except for founder portion which is paid evenly over three years ■ Founder bonus payment of $50 million if Big Fish achieves $1 billion in bookings during 2016 (compares to 3Q 2014 LTM bookings of $312 million) paid in four equal annual installments
Management Retention	■ Key management shareholders required to execute non-competition and non-solicitation agreements with a term ending two years from the date they are no longer employed by CDI ■ Big Fish employees will be eligible for equity compensation programs based on performance & retention
Financing	■ $200 million new term loan A; remainder financed with existing revolving credit facility ■ Pro-forma Total Funded Debt / Adjusted EBITDA of 3.2x at closing
Segment Reporting	■ Big Fish results will be reported in a new, standalone segment
Expected Closing	■ By year end 2014

5

CHURCHILL DOWNS INCORPORATED

The transaction continues CDI's growth strategy

Extends Churchill Downs' presence as a leading digital entertainment provider

1. Positions Churchill Downs at the forefront of the mobile and online games industry, particularly social casino genre, which is experiencing strong organic global growth based on positive industry fundamentals and the acceptance of new forms of gaming on mobile devices

2. Strong cultural fit; management teams share emphasis on innovation, technology, customer-centric approach and value creation

3. Provides diversification with powerful organic growth and external opportunities via bolt-on acquisitions

4. Strategically improves the competitive position of Churchill Downs as the mobile and online gaming landscape evolves

CDI Recent Acquisition History

2007-2010: Twinspires.com (ADW)
- America Tab
- Bloodstock Research & Information Systems
- Youbet.com

2010-2014: Casinos
- Harlow's Resort & Casino
- Riverwalk Hotel Casino
- Oxford Casino
- Miami Valley Gaming (JV)
- Saratoga Harness Racing Inc. (JV)

2014: Mobile Social Games
- Big Fish Games

6

CHURCHILL DOWNS INCORPORATED

The mobile and online gaming industry is growing rapidly

- Large market in early growth stage with no clear, sustainable leaders established
- Global mobile and online gaming revenue growth expected to continue
  - Social Casino is one of the largest genres of mobile and online games at ~$3 billion worldwide in 2014

Global Mobile/Online Gaming Market Size (US$ in billions)



$ 17.4
CAGR: 18.2%
$ 5.4
2012
2013
2014
2015
2016
2017
2018
2019

Source: Transparency Market Research



2014E Social Casino Market
N. America
$1.5B
Europe
$614M
Asia
$575M
LatAm
$65M
$249M

Source: SuperData Research

7

CHURCHILL DOWNS

8 Growth in mobile devices is driving games industry growth Big Fish Games has emerged as a #4 top-grossing mobile publisher Sources: Digi-Capital Global Games Investment Review 3Q 2014 Summary, available at http://www.digi-capital.com/reports Kleiner Perkins Caufield Byers, Internet Trends 2014 – Code Conference available at http://www.kpcb.com/internet-trends Screenshots of Apple App Store on iPhone and iPad store taken on 11/7/2014 Screenshot of Google Play taken 12/1/2014 Apple App Store (iPhone) Google Play Store Apple App Store (iPad)

9 <$1 $1 $4 $9 $26 $55 $84 $117 $154 $175 $177 $163 $149 $2 $18 $61 $115 $163 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM Big Fish Games - Annual Bookings Since Founding Mobile PC $156 $193 $238 $278 $312 ($ millions) CAGRs Total Mobile PC 2011 – LTM (9/30/2014) 17% 108% (5)% 2005 – LTM 48% Inception – LTM 66% Achieved long-term growth in the games industry with superior leadership in both content and distribution Source: Big Fish Games, Inc. 1 LTM as of Sept. 30, 2014 Big Fish’s successful transition to mobile devices is driving bookings growth boxshadowdwn Greater than 50% of LTM bookings are mobile boxshadowdwn Big Fish is a top 10 grossing mobile publisher on iOS 1

10 Big Fish is a highly differentiated game platform Big Fish compares favorably to other public company games providers -

Big Fish is diversified

	Free-to-Play Casino	Premium Paid	Free-to-Play Non-Casino
Top Games	 Casino *Big Fish Casino*	 Dark Parables Jack and the Sky Kingdom *Dark Parables*	 *Gummy Drop!*
Description	■ Casino-style games such as blackjack, poker, slots, craps and roulette	■ PC and Mobile games that customers pay upfront to purchase	■ All non-casino game types including casual free-to-play games
Monetization	■ Through in-game micro-transactions	■ Customers pay upfront	■ Through in-game micro-transactions
Characteristics	■ Evergreen content with limited "hit" risk ■ Rapid revenue and EBITDA growth; freemium powered margins – low cost and scalable ■ Synergistic with Twinspires and regional casinos	■ Steady cash flow stream built on monthly subscribers, but declining as market moves to F2P ■ Huge installed base allows low cost to acquire customers on new games	■ Represents ~9% of LTM bookings ($27 mil.); currently losing money ■ Optionality upside with strong new game development pipeline

11

CHURCHILL DOWNS INCORPORATED

12 $0 $1 $2 $3 $4 $5 CY13 CY14E CY15E CY16E CY17E CY18E Social Casino Game Industry Forecast ($ in billions) Web/Facebook Mobile/tablets 1 Source: Eilers Research, LLC 2 LTM as of Sept 30, 2014 boxshadowdwn Mobile is the fastest growing Social Casino segment boxshadowdwn Eilers Research, LLC forecast social casino revenues to continue growing at a rapid rate over the next three years boxshadowdwn Big Fish Casino grew LTM bookings 107% to $134 million; significantly faster than the overall Social Casino market Social Casino industry growth is a primary reason we pursued the acquisition Social Casino games are transitioning away from Facebook and onto iOS & Android applications 1 2

Big Fish Casino share gains driven by strength of mobile offering

Social casino customers have better monetization and retention rates than other social games

- Big Fish Casino was the top revenue generating casino app on iOS in 2013 and YTD 2014
- Big Fish Casino is ranked 4th among social casino game publishers with 8.3% market share
- Big Fish Casino has the 2nd largest mobile share among social casino game publishers

Top 5 Social Casino Game Publishers – 3Q14[1]

Mobile & Tablet Segment Share | **Total SegmentShare**


20.7%
14.0%
8.8%
8.6%
8.1%
39.8%
20.6 %
10.7 %
8.8 %
8.3 %
6.9 %
44.7 %
Caesars Interactive
Big Fish Casino
DoubleDown/IGT
GSN + Bash Gaming
Zynga (Social Casino Only)
Other

Sources: AppMtr, Distimo, AppAnnie, MetricsMonk, Eilers Research LLC

[1] Market share by revenue. No publisher outside the top 5 has more than 5% market share.

13

CHURCHILL DOWNS INCORPORATED

14 Big Fish Casino is a platform, not a single game boxshadowdwn Big Fish Casino offers a variety of products – Unique slot games (38 currently on the “floor”) – Card games like Blackjack & Texas Hold’em – Casino games like Roulette & Craps boxshadowdwn Big Fish Casino is the only platform that offers synchronous social features for slots (chatting, gifting, friending) – Does not rely on Facebook for the social aspect – Friends play slot games and table games together – Live daily slot tournaments drive player interest & retention – VIP program and leader board engages customer loyalty and connection to the site boxshadowdwn The “social first” approach generates vast in-game friend connections, resulting in high switching costs, engaged players and very strong life-time values boxshadowdwn Big Fish delivers a steady flow of new products they own and develop thru an in-house studio – A new slot product is launched approximately every three weeks

15 Bookings per month by install cohort (all platforms) Social Casino customer retention patterns are very long Cohorts are becoming larger with awareness and TV advertising

There are a number of synergies and opportunities to continue growth

Big Fish Casino bookings growth driven by strong retention and high monetization

Big Fish Casino Bookings
($ in millions)



$24
$78
$134
2012[1]
2013
LTM[2]

Year-Over-Year Bookings Growth



244%
179%
120%
100%
100%
112%
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

[1] *Reflects Big Fish Casino results from April to December*

[2] *LTM as of Sept. 30, 2014*

- Big Fish Casino was the top generating casino app on iOS in 2013 and YTD 2014
- Big Fish acquired Self-Aware Games in April 2012, re-branded it Big Fish Casino and grew it by tapping into their marketing programs
  - We believe other opportunities exist
- We believe an overlap exist between regional gaming and social gaming customers; CDI's customer data-bases are a source for new customer acquisition
  - Our customers have social casino applications on their mobile devices
  - Hold rates online are 2-4% compared to 7-10% in B&M
- There are more synergy opportunities longer term
  - Grow Twinspires.com by utilizing BF customer and marketing network
  - Launch a RMG platform abroad and/or in the U.S. and as it is legalized with BF customer base
  - Other potential synergies

16

CHURCHILL DOWNS

17 Big Fish has a diversified game portfolio with limited revenue concentration boxshadowdwn Social Casino 46%, Other Genres 54% boxshadowdwn U.S. 65%, Rest of World 35% boxshadowdwn F2P Games 54%, Paid Games 46% boxshadowdwn Mobile Games 54%, PC Games 46% boxshadowdwn Largest contributor to Non-Casino F2P games is 29.2% of bookings3 boxshadowdwn Top 5 Premium Paid PC Games contributed 4.1% of YTD2 Premium Paid PC revenue boxshadowdwn Top 5 Premium Paid Mobile Games contributed 7.1% of YTD2 Premium Paid Mobile revenue Game Type & Geographic Diversity1 Non-Casino Game Concentration Revenue by Game Type1 45.6% 45.9% 8.5% Premium Paid Free-to-Play Casino Free-to-Play Non-Casino Top F2P Non-Casino Games3 1 YTD through September 2014 2 YTD through August 2014 3 Bookings for Q3 2014 29.2% 20.9% 9.4% 7.9% 5.4% 4.8% 4.5% 2.3% 1.7% 1.2% 12.7% Fairway Solitaire Midnight Castle Fairway Blast! Cascade Gummy Drop! Awakening Kingdoms Dark Manor Found Farm Up Cooking Academy All Other Source: Big Fish Games, Inc.

Big Fish has powerful worldwide game development and distribution capabilities

A portfolio approach to game development

- Five internal studios with distinct production strategies
- Launch more than 100 new titles annually
- Large, high quality, lower cost, exclusive worldwide developer network

Rigorous, data-driven culture

- Data-driven framework produces high performing games and mitigates downside risk
- Disciplined new game introduction process with numerous tollgates utilizes a soft launch system to manage over-investment
- Focused on the spread between cost to acquire a paying user and the lifetime profit of a player

Marketing expertise

- Broad customer access via proprietary marketing channels
- Cross-promotion within the Big Fish network
- Expertise in app store optimization (ASO) and search engine optimization (SEO)
- Paid online and television advertising expertise allows high-performing games to achieve large scale

Organic expansion opportunities

- Strong pipeline of new non-Casino F2P games
- Brand licenses for new casino games
- 3rd party licensing and publishing deals using Big Fish's cost-effective customer acquisition framework

Acquisition opportunities

- Big Fish's broad marketing reach, growing customer base and brand strengthen its opportunities to generate more game installs, making acquisitions attractive and accretive

18

CHURCHILL DOWNS INCORPORATED

A pipeline of new games supports revenue growth

Anticipate heavy marketing spend in early part of 2015 on new and recently launched games



Gummy Drop!

- ❑ Match-3 game
- ❑ Players travel across the world and restore historical buildings
- ❑ Early results encouraging



Dungeon Boss

- ❑ Card collecting and battling game with 3D combat
- ❑ Robust player-vs-player and social features


MULTIPLIER MAN
SPIN

Vegas Party Slots

- ❑ Vegas quality social slots game to be launched within Big Fish Casino
- ❑ Built in Unity for stunning 3D graphics and special effects

19

CHURCHILL DOWNS

20 Big Fish is an attractive acquisition and growth opportunity for CDI checkbld Games industry is a large and rapidly growing worldwide business driven by mobile device growth checkbld Big Fish has strong worldwide game development and distribution capabilities checkbld A seasoned, exceptional team will continue under founder Paul Thelen checkbld CDI has extensive relevant online experience with Twinspires.com checkbld Deal is attractively valued checkbld Deal is significantly accretive to free cash flow beginning in year 1 and to EPS in year 2 checkbld Deal is comfortably financed; CDI remains conservatively leveraged

Appendix 21

22 Reconciliation of Adjusted EBITDA to net income BIG FISH GAMES, INC. SUPPLEMENTAL INFORMATION (Unaudited) (in thousands) Twelve months ending, September 30, 2014 Reconciliation of Adjusted EBITDA to net income: Net income $24,922 Income tax provision 11,906 Interest (expense) income, net 9 Depreciation & Amortization 7,572 Share based compensation expense 7,953 Change in deferred revenue 3,701 Other charges 1,235 Total Adjusted EBITDA $57,299

23 Historical Big Fish Capital Expenditures 2011 2012 2013 Aug YTD 2014 Hardware & Software $4.9 $5.3 $4.2 $3.5 Furniture & Office Equipment 0.3 0.9 0.2 0.4 Leasehold Improvements 0.0 0.5 0.5 1.3 Total $5.2 $6.7 $5.0 $5.2 ($ in millions)